COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

25.    COMMITMENTS AND CONTINGENCIES

(a)     Commitments

As at December 31, 2021, the Company had the following commitments:

	Total	1 year	2-3 years	4-5 years	Thereafter
Operating lease payments	$2	$2	$—	$—	$—
Drilling services	255	255	—	—	—
Equipment purchases	294	294	—	—	—
Total commitments	$551	$551	$—	$—	$—

In June 2020, Nyrstar agreed to extend its requirement to post remediation bond obligations as security for closure costs at Coricancha beyond the original June 30, 2020 expiry date. Nyrstar will maintain a $7.0 million bond (previously $9.7 million) until June 30, 2021 and $6.5 million for the following year, effectively deferring Great Panther’s funding requirements for these amounts until June 30, 2022, unless Great Panther decides to permanently close Coricancha. As at December 31, 2021, the total bond amount required was $10.9 million, of which Nyrstar is responsible for $6.5 million and the Company is responsible for $4.4 million.

If a decision to permanently close the mine is made, Nyrstar will fund closure costs up to the revised amount of its bond funding obligation, and Coricancha will be required to post the full amount of the required remediation bond with Peruvian government authorities. If no decision is made to permanently close Coricancha by June 30, 2022, then Coricancha will likewise be required to post the full amount of the required reclamation bond. Nyrstar’s obligation to indemnify the Company for up to $20.0 million for closure of Cancha 1 and 2 tailings storage facilities is not changed by the Company’s decision regarding Coricancha’s future operating plans.

On August 18, 2021, the Peruvian government introduced a new Mine Closure Law (Law No. 31347). The new law contemplates increases to the mine closure financial assurances applicable to all mining companies in Peru. Whereas previously companies were required to provide final assurance to cover “Final” and “Post-Closure” stages of the Mine Closure Plan, under the amended law the requirement is inclusive of “Progressive Closure” costs (i.e., closure activities during the operation of the mine) for the main components of the mine. The law does not provide details such as specific costs, or the timing of payment or form of collateral to be provided.  In January 2022, draft regulations were published and allowed for a comment period from the mining industry. The Petroleum and Energy Society prepared a consolidated response to the regulations, to which the Company submitted comments. Prior to publication of the new regulations, the Company cannot estimate with certainty the amount or timing of incremental closure bond requirements for Coricancha or the impact of such requirements on the Company’s liquidity.

(b)     Contingencies

(i)     Coricancha

Coricancha has been on care and maintenance since August 2013.

Fines and sanctions

Nyrstar has agreed to reimburse the Company for all fines or sanctions that resulted from activities or ownership of Coricancha prior to June 30, 2017, up to a maximum of $4.0 million. Accordingly, a reimbursement right in the amount of $1.5 million has been recorded in respect of fines or sanctions that have been levied by regulatory bodies in Peru.

The Company has accrued for and recorded a further reimbursement right of $0.4 million for certain civil lawsuits filed by individuals and former suppliers.

Legacy tailings facilities

The Company has undertaken the reclamation of certain legacy tailings facilities at Coricancha. In addition, as part of the purchase of Coricancha, the Company has an agreement with Nyrstar for the reimbursement of the cost of these reclamation activities. The Company is seeking approval of a modification to a remediation plan in accordance with the recommendations of an independent consultant to preserve the stability of nearby areas by reclaiming the legacy tailings in situ. The Company is exposed to potential fines, penalties and regulatory action until the modification to the remediation plan is approved.

Peruvian Tax Matters

The Company’s Peruvian subsidiary Great Panther Coricancha S.A. (“GPC”) has received notice from SUNAT, the Peruvian tax authority, that SUNAT intends to hold GPC jointly liable with respect to the unpaid taxes of a leasing company that sold the Coricancha mining assets to GPC (formerly Compañía Minera San Juan S.A.) in March 2006, prior to the Company’s acquisition of Coricancha effective June 30, 2017. The SUNAT claim is for unpaid taxes and related fines of the taxpayer, which is not an affiliate of the Company, from its 2001 tax year, together with related fines. The amount claimed is approximately $20 million.

The Company believes that the probability of the claim resulting in liability for GPC is remote and, as a consequence, has not recorded any contingency. The Company expects legal processes to take several years to reach a conclusion.

(ii)    Tucano

a)Various claims related to Brazil indirect taxes and labour matters

The Company has various litigation claims from a number of governmental assessments pertaining to indirect taxes and labour disputes associated with former employees and contract labour in Brazil.

As of September 30, 2021, the items for which a loss was probable, inclusive of any related interest, amounted to approximately $1.8 million, for which a provision was recognized (as of September 30, 2020 – $1.6 million).

In connection with the above proceedings, a total of $0.3 million (December 31, 2020 - $0.3 million) of escrow cash deposits were made as of September 30, 2021 (note 4). Generally, any escrowed amounts would be refundable to the extent the matters are resolved in the Company’s favour.

b)Environmental fines and penalties and judicial claims

The Company is a defendant in various lawsuits and legal actions, including for alleged fines, in Brazil. Management regularly reviews these lawsuits and legal actions with outside counsel to assess the likelihood that the Company will incur a material cash outflow to settle the claim. To the extent management believes it is probable that a material cash outflow will be incurred to settle the claim, a provision for the estimated settlement amount is recorded.  As at December 31, 2021, the total amount of claims was $15.3 million and the Company has accrued $3.4 million, representing the estimated settlement amount for claims where material future cash outflows are probable. A summary of the most significant claims is as follows:

i.	Environmental damages - William Creek

In May 2009, the State of Amapá Public Prosecutor (“MPAP”) filed a public civil action seeking payment for environmental damages caused to William Creek, as well as to other creeks located in the region of influence of Zamin Amapá Mineração (“Zamin”) and Tucano mines.  The alleged damage is related to the modification of the creek’s riverbed, soiling and sedimentation.  In January 2018, the Amapá State Court ordered Tucano to pay a fine of approximately $1.2 million (BRL 6.0 million plus interest and inflation counted as from the date of the damage) to the State Environmental Fund. As at September 30, 2021, the updated value with interest and inflation is approximately $5.8 million (BRL 31.6 million). The Company is in the process of appealing. Based on legal advice received, the best estimate of the loss is less than the full amount claimed, and the Company has accrued the best estimate of the cost to settle the claim.

ii.Archaeological sites damage

In 2020, a settlement agreement was reached related to certain archaeological civil actions. Tucano agreed to provide BRL 8.0 million, no later than December 31, 2021, for implementation of socio-environmental measures in the local community. The settlement amount has been paid as at December 31, 2021.

In related proceedings, not covered by the settlement agreement, Tucano is in the process of appealing fines and damages arising in the Federal Court of Appeal. The likelihood of total loss is not considered probable based on legal advice received. However, the best estimate of the loss is less than the full amount claimed, and the Company has accrued the best estimate of costs to settle the claim.

iii.Cyanide usage

In October 2018, the public prosecutor’s office of labour affairs for the State of Amapá filed a public civil action seeking payment for potential damages and medical costs in relation to the Company’s employees’ exposure to cyanide used in the processing of its gold.  In August 2019, a regional labour court ordered Tucano to pay compensation of approximately BRL 4.0 million plus interest and inflation for these damages, in addition to surveillance and funding medical costs of any diseases to Tucano’s internal and outsourced employees and former employees, and to stop using cyanide in its production process within one year from the final non-appealable decision on the proceedings. Tucano is in the process of appealing to a Federal Superior Labour Court all aspects of the regional labour court decision.  In March 2020, it was accepted that the appeal, exclusively with respect to whether or not the use of cyanide may continue, be admitted for consideration by the Federal Superior Labour Court and the balance of the decision has not yet been accepted for consideration and is under appeal. Tucano is not aware of any circumstances of former or current employees who have suffered health consequences from exposure to cyanide at the Company’s operations.  In addition, the Company notes that the use of cyanide in the processing of gold is common in the industry within Brazil and is not prohibited by any federal law in Brazil and that the Company complies with proper safety standards in the use and handling of cyanide in its operations.  The Company believes the claims are without merit. As the matter progresses, the Company will review its assessment.

iv.	December 2021 SEMA Notices of Infraction

On December 30, 2021, the Company announced that it intended to file a defense to three Notices of Infraction (the “Notices”) that were delivered by the Amapá State Environmental Agency (“SEMA”) to Tucano on December 21, 2021. The Notices were issued in connection with SEMA’s investigation of a fish mortality event at Areia and Silvestre Creeks, and its assertion that the incident was caused by a leak in a reclaimed water pipe at the Tucano mine site. The Notices impose aggregate fines of BRL 50 million (approximately $9.0 million at December 31, 2021).

The Company has filed its defense with a position that there is no causal link between the incident and the Tucano mine and has applied for the cancellation of the infraction notices issued by SEMA.